UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 3, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2023, Mullen Automotive Inc. (the “Company”) filed a Certificate of Amendment (the “Amendment”) to its Second Amended and Restated Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect a one-for-twenty-five (1-for-25) reverse stock split (the “Reverse Stock Split”) of its common stock, par value $0.001 (the “Common Stock”). The Reverse Stock Split was effective on May 4, 2023 at 12:01 am Eastern Time (the “Effective Time”).

At the Company’s reconvened Special Meeting of Stockholders held on January 19, 2023, the stockholders approved a proposal to authorize a reverse stock split of the Company’s Common Stock, at a ratio within the range of 1-for-2 to 1-for-25.

As a result of the Reverse Stock Split, at the Effective Time, every twenty-five (25) shares of the Company’s pre-Reverse Stock Split Common Stock was combined and automatically became one (1) share of Common Stock. the Company’s post-Reverse Stock Split Common Stock began trading on May 4, 2023 with a new CUSIP number of 62526P208. The Reverse Stock Split did not change the authorized number of shares or the par value of the Common Stock nor modify any voting rights of the Common Stock.

Also, at the Effective Time, the number of shares of Common Stock issuable upon exercise of warrants are shares reserved for issuance under the Company’s 2022 Equity Incentive Plan were proportionately adjusted, using the 1-for-25 ratio, rounded up to the nearest whole share and nearest whole cent. There are currently no outstanding stock options under the Company equity plan. In addition, the conversion price for each outstanding share of preferred stock and convertible notes and the exercise price for each outstanding warrant will be increased in inverse proportion to the 1-for-25 split ratio such that upon conversion or exercise, the aggregate conversion price for conversion of preferred stock or convertible notes and the aggregate exercise price payable by the warrant holder to the Company for shares of Common Stock subject to such warrant will remain approximately the same as the aggregate conversion or exercise price, as applicable, prior to the Reverse Stock Split. Accordingly, after the Effective Time, the as-adjusted conversion ratio or price of the outstanding shares of preferred stock is as follows: (a) each share of Series A Preferred Stock is convertible into 4 shares of Common Stock, (b) the conversion price for each share of Series C Preferred Stock is $220.85, and (c) the conversion price for each share of Series D Preferred Stock is $10.95 per share. There are no outstanding shares of Series B Preferred Stock.

No fractional shares will be issued in connection with the Reverse Stock Split. All shares of Common Stock that are held by a stockholder will be aggregated subsequent to the Reverse Stock Split and each fractional share resulting from such aggregation held by a stockholder will be rounded up to the next whole share.

Our transfer agent, Continental Stock Transfer & Trust Company, is acting as the exchange agent for the Reverse Stock Split. Registered stockholders holding pre-split shares of the Company’s Common Stock electronically in book-entry form are not required to take any action to receive post-split shares. Stockholders owning shares via a broker, bank, trust or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such broker’s particular processes, and will not be required to take any action in connect with the Reverse Stock Split.

The foregoing description is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On May 3, 2023, the Company issued a press release announcing that it had filed the Amendment with the Secretary of State of the State of Delaware and other matters related to the Reverse Stock Split. The press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The information provided in Item 5.03 is hereby incorporated by reference.

The Company has registration statements on Form S-3 (File No. 333-269766, 333-268497, 333-267913, 333-267502, 333-266583, 333-263880, 333-262093) and registration statements on Form S-8 (File No. 333-267417 and 333-266787) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation filed on May 3, 2023
99.1	Press release dated May 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: May 5, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer